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                                                                    EXHIBIT 5(j)

                               FORM OF SCHEDULE D
                       INVESTMENT ADVISORY AGREEMENT FEES

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                                DATE
----                                                ----

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND              November 5, 1990

Forty-six one-hundredths of one
percent (.46%) of the Schwab
California Municipal Money Fund's
average daily net assets not in
excess of $1 billion; forty-one
one-hundredths of one percent
(.41%) of such net assets over $1
billion but not in excess of $2
billion; and forty one-hundredths
of one percent (.40%) of such net
assets over $2 billion.

SCHWAB U.S. TREASURY MONEY FUND                     November 5, 1991

Forty-six one-hundredths of one
percent (.46%) of the Schwab U.S.
Treasury Money Fund's average daily
net assets not in excess of $1
billion; forty-one one-hundredths
of one percent (.41%) of such net
assets over $1 billion but not in
excess of $2 billion; and forty
one-hundredths of one percent
(.40%) of such net assets over $2
billion.

SCHWAB VALUE ADVANTAGE MONEY FUND                   February 7, 1992

Forty-six one-hundredths of one
percent (.46%) of the Schwab Value
Advantage Money Fund's average
daily net assets not in excess of
$1 billion; forty-five
one-hundredths of one percent
(.45%) of such net assets over $1
billion but not in excess of $3
billion; forty one-hundredths of
one percent (.40%) of such net
assets over $3 billion but not in
excess of $10 billion; thirty-seven
one-hundredths of one percent
(.37%) of such net assets over $10
billion but not in excess of $20
billion; and thirty-four
one-hundredths of one percent
(.34%) of such net assets over $20
billion.

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND           November 26, 1993

Forty-six one-hundredths of one
percent (.46%) of the Schwab
Institutional Advantage Money
Fund's average daily net assets not
in excess of $1 billion; forty-five
one-hundredths of one percent
(.45%) of such net assets over $1
billion but not in excess of $3
billion; forty one-hundredths of
one percent (.40%) of such net
assets over $3 billion but not in
excess of $10 billion; thirty-seven
one-hundredths of one percent
(.37%) of such net assets over $10
billion but not in excess of $20
billion; and thirty-four
one-hundredths of one percent
(.34%) of such net assets over $20
billion.

SCHWAB RETIREMENT MONEY FUND                        November 26, 1993

Forty-six one-hundredths of one
percent (.46%) of the Schwab
Retirement Money Fund's average
daily net assets not in excess of
$1 billion; forty-five
one-hundredths of one percent
(.45%) of such net assets over $1
billion but not in excess of $3
billion; forty one-hundredths of
one percent (.40%) of such net
assets over $3 billion but not in
excess of $10 billion; thirty-seven
one-hundredths of one percent
(.37%) of such net assets over $10
billion but not in
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excess of $20 billion; and
thirty-four one-hundredths of one
percent (.34%) of such net assets
over $20 billion.


SCHWAB NEW YORK MUNICIPAL MONEY FUND                November 10, 1994

Forty-six one-hundredths of one
percent (.46%) of the Schwab New
York Municipal Money Fund's average
daily net assets not in excess of
$1 billion; forty-one
one-hundredths of one percent
(.41%) of such net assets over $1
billion but not in excess of $2
billion; and forty one-hundredths
of one percent (.40%) of such net
assets over $2 billion.

SCHWAB NEW JERSEY MUNICIPAL MONEY FUND              January 20, 1998

Forty-six one-hundredths of one
percent (.46%) of the Schwab New
Jersey Municipal Money Fund's
average daily net assets not in
excess of $1 billion; forty-one
one-hundredths of one percent
(.41%) of such net assets over $1
billion but not in excess of $2
billion; and forty one-hundredths
of one percent (.40%) of such net
assets over $2 billion.

SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND            January 20, 1998

Forty-six one-hundredths of one
percent (.46%) of the Schwab
Pennsylvania Municipal Money Fund's
average daily net assets not in
excess of $1 billion; forty-one
one-hundredths of one percent
(.41%) of such net assets over $1
billion but not in excess of $2
billion; and forty one-hundredths
of one percent (.40%) of such net
assets over $2 billion.

SCHWAB FLORIDA MUNICIPAL MONEY FUND                 February 16, 1998

Forty-six one-hundredths of one
percent (.46%) of the Schwab
Florida Municipal Money Fund's
average daily net assets not in
excess of $1 billion; forty-one
one-hundredths of one percent
(.41%) of such net assets over $1
billion but not in excess of $2
billion; and forty one-hundredths
of one percent (.40%) of such net
assets over $2 billion.

                                     THE CHARLES SCHWAB FAMILY OF FUNDS

                                     By:      __________________________________
                                     Name:    William J. Klipp
                                     Title:   Executive Vice President and Chief
                                              Operating Officer

                                     CHARLES SCHWAB & CO., INC.

                                     By:      __________________________________
                                     Name:    Colleen M. Hummer
                                     Title:   Senior Vice President